UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 22, 2016, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “Company”), the Company’s stockholders approved an amendment and restatement of the Company’s Seventh Amended and Restated Long Term Incentive Plan (the “Equity Plan”) to increase by 50,000,000 the aggregate number of shares of the Company’s Class A common stock that may be delivered or cash settled pursuant to awards granted during the life of the Equity Plan.

For a description of the terms and conditions of the Equity Plan, as amended and restated and approved by the Company’s stockholders at the Annual Meeting, see Description of the Equity Plan as Proposed to be Amended and Restated under “Proposal 4 – Approval of the Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan,” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 13, 2016, which description is incorporated by reference herein. The description of the Equity Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Equity Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 23, 2016, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its amended and restated certificate of incorporation in order to increase the number of authorized shares of Class A common stock by 250,000,000 and Class B common stock by 50,000,000, and to provide that Class B common stock shall be issued only to certain affiliated entities or related persons. The amendments were approved by the Company’s stockholders at the Annual Meeting. The description of the amendments is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following matters were voted upon at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The approval of an amendment to the BGC Partners, Inc. amended and restated certificate of incorporation to increase the number of authorized shares of Class A common stock;

(3)	The approval of an amendment to the BGC Partners, Inc. amended and restated certificate of incorporation to increase the number of authorized shares of Class B common stock and provide that Class B common stock shall be issued only to certain affiliated entities or related persons (the “Class B Amendment”); and

(4)	The approval of the Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders; in addition, the Class B Amendment was subject to the approval of the holders of Class B common stock, voting as a separate class. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting, as well as the number of Class B votes cast for and against and abstentions and broker non-votes with respect to the Class B Amendment, are set forth below:

Proposal 1 – Election of Directors

Directors	For	Withheld	Broker Non-Votes
Howard W. Lutnick	444,013,448	22,874,154	119,543,802
John H. Dalton	412,047,586	54,840,016	119,543,802
Stephen T. Curwood	399,559,437	67,328,165	119,543,802
William J. Moran	411,350,670	55,536,932	119,543,802
Linda A. Bell	411,956,422	54,931,180	119,543,802

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Approval of an amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock

For	Against	Abstentions	Broker Non-Votes
517,228,733	7,134,982	531,972	61,535,717

Stockholders approved the amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock.

Proposal 3 – Approval of an amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class B common stock and to provide that Class B common stock shall be issued only to certain affiliated entities or related persons

Class A and B Voting Together

For	Against	Abstentions	Broker Non-Votes
436,993,418	87,284,433	617,836	61,535,717

Class B Voting as a Separate Class

For	Against	Abstentions	Broker Non-Votes
348,481,070	0	0	0

Stockholders approved the Class B Amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class B common stock and to provide that Class B common stock shall be issued only to certain affiliated entities or related persons.

Proposal 4 – Approval of the Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

For	Against	Abstentions	Broker Non-Votes
389,287,670	77,013,518	586,414	119,543,802

Stockholders approved the Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation

10.1	Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: June 24, 2016	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 24, 2016, regarding actions taken at the Company’s 2016

Annual Meeting of Stockholders]

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the BGC Partners, Inc. Amended and Restated Certificate of Incorporation

10.1	Seventh Amended and Restated BGC Partners, Inc. Long Term Incentive Plan